OTCQB: BYOC

Investor Presentation

June 2019

Transforming Big Data and Marketing Analytics

Forward-Looking Statements

This Presentation contains forward-looking statements. When used in this Presentation, the words “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “believe,” and similar expressions are intended to identify forward-looking statements. All of the forward-looking statements contained in this Presentation are based on estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve business risks and uncertainties. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Presentation are not guarantees of future performance and we cannot assure any reader that such statements will be realized. In all likelihood, actual results will differ from those contemplated by such forward-looking statements.

Company Overview

Beyond Commerce is a provider of internet marketing analytics, technologies and services with a focus on "big data" in the global B2B Internet Marketing Analytics/Technology and Services space. Our strategy is to develop, acquire, and deploy disruptive strategic software technology and market-changing business models through organic growth and acquisitions.

At a Glance (as of 5/24/19)	
Ticker/Exchange	OTCQB: BYOC
Stock Price	$0.007
52-Week Range	$0.0057 - $0.1245
Shares Outstanding*	1.096 billion
Market Capitalization	$10 million
Average Daily Traded Volume	4.4 million
Revenue (2018, pro-forma)	$4.9 million

* 700 Million Shares are Under Legal Dispute, Blocked for Resale & In-Process of Being Returned & Cancelled

Investment Highlights

Synergistic Business Combination	▪ Building platform to encompass customer relationship management, marketing analytics, data analytics and management ▪ Offer a complete end-to-end solution to address all areas of customer relationships
Platform with Strong Recurring Revenue & Profits	▪ Strong base of business well represented in health care, IT, international, consumer goods, insurance, agriculture, and the U.S. government ▪ 80% recurring revenue
Impressive Client Base	▪ Fortune 500 and 1000 Clients with a global reach and recognition ▪ Average current client relationship extends 10+ years
Upsell and Cross Selling Opportunities	▪ Ability to offer and sell additional services to clients of each acquisition ▪ Create bundled service offerings to be more price competitive
Strong Acquisition Pipeline	▪ Favorable M&A landscape in the IMT&S space provides a wealth of growth opportunities ▪ Scalable revenues in a growing market segment

Milestones

February 2018
Investment Bank
Maxim Group Signed

August 2018
Uplisted to **OTCQB**

August 2018
Financing Partner
$2.5 Million

October 2018
S-1 Registration Statement
Filed

February 2019
S-1 Registration Statement Declared
Effective

March 2019
Acquisition of
Service 800 Closed

May 2019
Acquisition of
PathUX Closed

June 2019
Acquisition of
Issues and Answers Network Signed Definitive Purchase Agreement

MAXIM GROUP

OTCQB

Access to Corporate Growth and Acquisition Capital

$4.9M Revenue
$1M EBITDA

Market Dynamics ITM&S Segment

- **Opportunity:** the B2B Internet Marketing Technology and Services (IMT&S) industry is a highly fragmented $535 billion global market, with $195 billion derived from the US[(1)].

- **Integrated Search**: the revenue for this sector was approximately $60 billion last year following five years of 8.8% average growth[(2)].

- **Market Research**: this global industry segment generated $44.5 billion in revenues last year[(3)].

- **Business Big Data Analytics**: Industry wide revenues were $122 billion in 2015 with projected revenues to reach $187 Billion in 2019 representing a 50% potential growth rate[(4)].

- **Internet Publishing and Broadcasting**: $119 billion in revenues were generated last year following annual growth of 14.8% over the previous five years[(2)].

(1) Data from "*Magna Advertising Forecasts Winter Update*," Dec. .2017
(2) Data from IBISWorld "*Search Engines – US Market Research Report*," Nov. 2017
(3) Data from Statista "*Business Services – Market Research Industry - Statistics* "
(4) Data from InformationWeek "*Big Data, Analytics Sales Will Reach $187 Billion by 2019*"

Acquisition Strategy & Model

Focus on "big data" companies in the Business-to-Business ("B2B") Internet Marketing Technology and Services ("IMT&S") market and the Information Management ("IM") market

Critical components we look for:



Fortune 500 clients and recurring revenue stream
Positive cash flow
Accretive earnings growth
Scalable revenues in a growing market segment
Technology, core skills, or key personnel fill voids in blueprint
Acquisition terms and conditions fit within value model

Service 800 – Business Overview

For 25 years, Service 800 has been focused on customer experience, internet marketing analytics and technology services; designing and delivering question sets and data structures that collect customer experience and attribute data that reveal behaviors and opportunities

- 25 years of Customer Experience expertise to deliver best in class processes
- 40 full-time employees
- Telephone interviews by long-tenured staff interviewers in 30 languages within minutes or hours of customer experiences
- Email/web surveys, IVR, survey to mobile for instant or regular follow-up
- eSMART secure web reporting and analysis to drive customer focus
- Benchmarks and peer comparisons to drive strategy
- Operating at approximately 50% capacity



Listening
Where ever your customers are, however they interact with you, and talk to or about you anywhere in the world, SERVICE 800 facilitates collecting their feedback
01
02
Reporting
SERVICE 800's sophisticated proprietary eSMART reporting and Analytics tool was designed to ensure that the information you need is right at your finger tips.
S800
SERVICE 800
Driving Action
Hot Sheet Alerts drive action by getting the right information to the right people at the right time to make the biggest impact on your customers.
03

What Do We Measure & Why?

- **Service delivery quality** (to measure service providers, to confirm service was correct and complete, to hear what was important/what was not)
- **Customer loyalty** (to influence retention, further purchases)
- **Sales and marketing performance** (to test marketing effectiveness, sales performance, why customers did/didn't buy)
- **Product quality** (to prioritize product improvements)
- **Consultation** (to help solve problems, build customer satisfaction)
- **Revenue Growth** (to identify what behaviors influence/drive Revenue)

Feedback + Metrics = Intelligence



Phones, surveys,

IVR, text



Incoming data every minute or day

Relaying feedback and alerts that count


S800

Alerts and dashboards to the person that can act



Service 800 HOT SHEET
Project Code: ZZ

HOT SHEET

The following contact has described a situation that may need attention:

(The attached file also contains the feedback/details displayed in this email)

Listen to Survey: {RECORDINGINFO}

Insert your Post-Survey Notes / Category

Information supplied by your organization:
Ticket Number: 123456789
Company Name: ABC Corporation
Contact Name: Bob Jones
Phone Number: 555-555-5555
Technician Name: Ted Brady
Support Description: Power supply cutting out sporadically

Results every day

Recognized Leader

Published recognition:

Top 10 CX Solution Provider
Marketing Tech Outlook, Sept 2018

TOP 20 Most Promising CEM Providers of 2019
CIO Review, January 2019

TOP 30 CX / UX Research Company
Quirks Marketing Research Review, Mary 2019

Corporations are waking up to the connection between Customer Experience and Revenue.

CX (Customer Experience) has become a top priority in Corporate strategy setting. CEM (Customer Experience Management) is emerging as a standard entity high in the organization chart. Solid and accurate measurements of customer perceptions are required to drive both.

For 30 years, SERVICE 800 has been building skills and resources to deliver real time customer metrics and intelligence that drive Revenue.

130+ Clients

Canon
EPSON EXCEED YOUR VISION
IBM
GE Healthcare
Dräger
AGFA Agfa
OLYMPUS
SAP
xerox
FUJITSU
3M Worldwide
Johnson & Johnson
OKI PRINTING SOLUTIONS
lenovo
brother
Abbott
hp
SIEMENS

300+ Service Organizations

Medtronic

TOSHIBA

PENTAIR

mobile mini
Secure Portable Storage and Specialty Containment

HOBART

Carrier
United Technologies

Entrust Datacard

EPSON
EXCEED YOUR VISION

BECKMAN COULTER

LEXMARK

Alcon

Honeywell

BIOMÉRIEUX

ARJOHUNTLEIGH
GETINGE GROUP

PathUX – Cloud-Based Management Automation Software

Comprehensive Business Solution

Recruiting, managing, tracking , reporting, data collection and marketing automation all in one place

Delivery:

- Software as a service offerings
- Managed service arrangements
- Subscription revenues relating to on-premise offerings
- Industries of logistics, finance, healthcare

Software Capabilities:

- Marketing
- Recruiting
- Sales
- Dispatch
- Management

Full service market research firm that has been providing exemplary research services and support to hundreds of clients in both the public and private sectors for 30+ years

- Trained qualitative moderators, quantitative data analysts & statisticians
- Industry experts in all facets of marketing research from Computer Assisted Telephone Interviewing, to web studies, and in-depth/face-to-face research
- Telephone interviewing, digital solutions, face-to-face interviewing

Representative Clients:

Acquisition Synergies

- Create economies of scale and improve efficiencies
  - Leveraging sales and marketing personnel
  - Cross selling opportunities
  - Higher operating margins
- Growth
  - More projects
  - Better projects - Higher return on capital
  - Longer growth cycle organic growth
- Increase market visibility
  - Improves access to new clients
  - Gain market share
  - Reduce threats of poaching from larger competitors
- Financial
  - Increase financial strength and access to capital
  - Higher debt capacity - ability to borrow money and create value
  - Tax benefits - potential for lower taxes due to current NOL of $40 million

Management & Operations Team

Geordan Pursglove

President and Chief Executive Officer

- Appointed as President on March 18, 2019
- Previously built multiple businesses, in Sports, Sales, Marketing and Logistics
- 20+ years of experience all aspects of the business, including accounting, operations, capital raises and M&A transactions.

Service 800, Inc.

- Jean Mork Bredeson, Founder & President
- Allen Bredeson, VP of Marketing & Client Relations
- Derick White, VP of Sales
- Jeff Schwendinger, VP of Operations

PathUX, LLC

- Christian Schine, Co-Founder & CEO
- Robert Bisson, Co-Founder & CFO

Independent Board of Directors

Peter Stazzone

Extensive audit experience and as a Director in both public companies and non-profit organizations

- Appointed to Board of Directors on July 27, 2018
- Served on the Board of the Italian Association, a non-profit, since 2013, where he acts as Board Treasurer
- Served on the Board of COMPTEL from 2013 to 2016, where he oversaw the audit committee
- Master of Business Administration from DePaul University
- Bachelor of Science, Accounting from the University of Illinois

Robert Honeyman

Extensive experience in advising early stage technology companies

- Appointed to Board of Directors on July 27, 2018
- Serves as a technology business consultant for the Michigan Small Business Development Center
- Served as Chief Financial Officer and Senior Vice President of Finance for Advanced Predictive Analytics from 2009 to 2015
- Served as Corporate Controller and then Chief Financial Officer for DataCore Software Corporation from 1999 through 2009
- Bachelor's degree in economics and an MBA in Finance from the University of Michigan in Ann Arbor, MI

Frederic Maxik

Extensive experience in innovative product development and lighting technology

- Appointed to Board of Directors on July 30, 2018
- Serves as Chief Technology Officer of Lighting Science Group Corp., a position he has held since January 2010 and from June 2004 to October 2007; member of their Board since June 2014
- Served as Vice President of Product Development for Sansui Electric Co.
- Served as Vice President of Product Development for Onkyo Corporation
- Bachelor of Arts degree in physics and philosophy from Bard College

Contact Information

Corporate:
3773 Howard Hughes Pkwy
Suite 500
Las Vegas, NV 89169
p702-675-8022
IR@BeyondCommerceInc.com

Accounting/Auditing:
Haynie & Company
50 West Broadway
Suite 600
Salt Lake City, UT 84101

Investor Relations:
StratCon Advisory
10 Times Square
5th FL
New York, NY 10018
p917-658-7878
IR@Stratconadvisory.com

Transfer Agent:
Colonial Stock Transfer
66 Exchange Place
1st FL
Salt Lake City, UT 84111

For more information, please visit: www.beyondcommerceinc.com